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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2006

                             ______________________


                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

                             ______________________

           Delaware                 000-11071              84-0685613
 (State or other jurisdiction      (Commission          (I.R.S. Employer
       of incorporation)           File Number)       Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

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ITEM 2.02  Results of Operations and Financial Conditions

       On January 17, 2006, Image Entertainment, Inc. (the "Company") issued a press release that included preliminary financial information for the third fiscal quarter ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

       Except as required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.


ITEM 8.01  Other Events

       On January 12, 2006, Musicland Holding Corp., one of the Company's top 10 customers, filed for protection under Chapter 11 of the Bankruptcy Code. The Company expects a reduction in sales during its fiscal fourth quarter ending March 31, 2006 as a result of the filing. In addition, the Company will take a fiscal third quarter charge to bad debt expense for the estimated unrecoverable portion of its $2.6 million receivable from Musicland. The Company is in the process of estimating the amount of this charge. The Company continues to expect to report net earnings for its third quarter ended December 31, 2005, and fiscal year ending March 31, 2006.

       Except as required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.


ITEM 9.01  Financial Statements and Exhibits

     (c)   Exhibits.


       Exhibit Number                  Exhibit Description
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            99.1                 Press Release dated January 17, 2006



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IMAGE ENTERTAINMENT, INC.


Dated: January 17, 2006                      By: /s/ JEFF M. FRAMER
                                                 -------------------------------
                                                 Name:   Jeff M. Framer
                                                 Title:  Chief Financial Officer